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                                                                     EXHIBIT 4.1


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
           NUMBER                                                                                       SHARES

                                              COHESION TECHNOLOGIES, INC.

INCORPORATED UNDER THE LAWS OF                                                            SEE REVERSE FOR STATEMENTS RELATING
    THE STATE OF DELAWARE                                                                      TO RIGHTS, PREFERENCES,
                                                                                          PRIVILEGES AND RESTRICTIONS, IF ANY

                                                                                                   CUSIP 19248N 10 1


This Certifies that










is the owner of



                      FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF

                                                  COHESION TECHNOLOGIES, INC.

      transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


      Dated


                                                  COHESION TECHNOLOGIES, INC.
                                                          CORPORATE
           /s/ Frank DeLustro, Ph.D.                         SEAL                              /s/ David Foster
                                                           JUNE 30,
     PRESIDENT AND CHIEF OPERATING OFFICER                   1997                          CHIEF EXECUTIVE OFFICER
                                                           DELAWARE



COUNTERSIGNED AND REGISTERED:
   THE BANK OF NEW YORK, N.A.
         (NEW YORK  NY)
           TRANSFER AGENT AND REGISTRAR

BY

                   AUTHORIZED SIGNATURE

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        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM -- as tenants in common                                 UNIF GIFT MIN ACT -- _______________ Custodian _______________
TEN ENT -- as tenants by the entireties                                                  (Cust)                    (Minor)
JT TEN  -- as joint tenants with right of                                            under Uniform Gifts to Minors
           survivorship and not as tenants                                           Act _____________________________________
           in common                                                                                  (State)
                                                                UNIF TRF MIN ACT  -- ____________ Custodian (until age _______)
                                                                                        (Cust)
                                                                                     ________________  under Uniform Transfers
                                                                                         (Minor)
                                                                                     to Minors Act ___________________________
                                                                                                              (State)



                          Additional abbreviations may also be used though not in the above list.
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        FOR VALUE RECEIVED, _________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________



_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________________



                                      X _______________________________________

                                      X _______________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME(S) AS
                                        WRITTEN UPON THE FACE OF THE CERTIFICATE
                                        IN EVERY PARTICULAR, WITHOUT ALTERATION
                                        OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed




By _____________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.